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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     June 5, 2000
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                             Multi-Color Corporation
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            Ohio                        0-16148                 31-1125853
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(STATE OR OTHER JURISDICTION          (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)



205 W. Fourth Street, Suite 1140, Cincinnati, Ohio           45202
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)



Registrant's telephone number, including area code     513/381-1480
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No change.
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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Item 2.  Acquisition or Disposition of Assets.

         On June 5, 2000, Multi-Color Corporation ("Company") acquired certain assets of Uniflex Corporation ("Uniflex") from Uniflex. Uniflex is a manufacturer of heat-shrink labels and tamper-evident neck bands with offices in Anaheim Hills, California and a plant in Las Vegas, Nevada. The Company, through its wholly-owned subsidiary MCC-Uniflex, LLC, paid total consideration of $7,000,000, less cash received of $800,000. Assets acquired included a gravure printing press, finishing equipment and other equipment and leasehold improvements along with accounts receivable and inventory. Certain operating liabilities were also assumed in the purchase. The acquisition will be accounted for as a purchase, and accordingly the purchase price will be allocated to assets and liabilities based on their estimated value as of the date of acquisition. The cash used to acquire Uniflex was provided by borrowings through the Company's acquisition facility with PNC Bank and another lender.

         While there was no prior relationship between the seller and the Company, John Yamasaki, President and a shareholder of Uniflex, joined the Company as Vice President of Sales and Product Development, Heat-Shrink Labels after the acquisition. The Company also entered into a Non- Competition Agreement with Mr. Yamasaki which provided for a $150,000 cash payment at closing and an additional $600,000 in four equal installments over four years.


Item 7.  Financial Statements.

         The Company will file financial statements of the business acquired and pro forma financial information within sixty days of the date of this filing.


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                                INDEX TO EXHIBITS


Exhibit No.                Description of Exhibit
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10.1                       Asset Purchase Agreement, dated June 5, 2000 between
                           Multi-Color Corporation, MCC-Uniflex, LLC, Uniflex,
                           John Yamasaki, Meiwa Corporation and Ryohsei Plastic
                           Industries Co., Ltd.


99.1 Copy of the Press Release, dated June 6, 2000, issued by the Company, publicly announcing the actions reported therein.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MULTI-COLOR CORPORATION

By:      /s/ Dawn H. Bertsche
Name:    Dawn H. Bertsche
Title:   Vice President-Finance, Chief Financial Officer

Date:    June 20, 2000



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                                INDEX TO EXHIBITS


Exhibit No.                Description of Exhibit
-----------                ----------------------



10.1 Asset Purchase Agreement, dated June 5, 2000 between Multi-Color Corporation, MCC-Uniflex, LLC, Uniflex, John Yamasaki, Meiwa Corporation and Ryohsei Plastic Industries Co., Ltd.


99.1 Copy of the Press Release, dated June 6, 2000, issued by the Company, publicly announcing the actions reported therein.